                                                                    EXHIBIT 10.7
182886



                          FIRST AMENDMENT TO REVOLVING
                         CREDIT AND TERM LOAN AGREEMENT


         THIS FIRST AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "First Amendment") is made and entered into as of the 11th day of August, 1995, by and among USA WASTE SERVICES, INC., a Delaware corporation (the "Borrower"), its Subsidiaries listed on Schedule 1 to the Credit Agreement defined below (collectively the "Guarantors"), THE FIRST NATIONAL BANK OF BOSTON, a national banking association ("FNBB"), BANK OF AMERICA ILLINOIS, an Illinois banking association ("BAI"), and J.P. MORGAN SECURITIES, INC., a Delaware corporation ("J.P. Morgan") (collectively, the "Agents"), FNBB, BAI, Morgan Guaranty Trust Company of New York, a New York state banking association ("MGT") and the other financial institutions party hereto (collectively, the "Banks"), and MGT as the Administrative Agent and FNBB, as Documentation Agent (collectively, the "Bank Agents").

         WHEREAS, the Borrower, the Guarantors, FNBB, BAI, MGT, the Agents and the Bank Agents entered into a Revolving Credit and Term Loan Agreement dated as of June 30, 1995 (the "Credit Agreement"), pursuant to which FNBB, BAI and MGT extended credit to the Borrower on the terms set forth therein;

         WHEREAS, FNBB, BAI and MGT (collectively, the "Assignor Banks") wish to assign interests in their respective Term Loans, Revolving Credit Loans, Letter of Credit Participations and other rights, interests and obligations under the Credit Agreement to the financial institutions listed on Schedule 2 attached hereto (collectively, the "Assignee Banks"), and the Assignee Banks wish to assume such interests and become parties to the Credit Agreement, all as set forth in this First Amendment;

         WHEREAS, the parties desire to amend the Credit Agreement to reflect such assignments on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

         1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

         2. AMENDMENT TO Section 1 OF THE CREDIT AGREEMENT. The definition of "Commitment Percentage" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting the following new definition in place thereof:

                 "Commitment Percentage. With respect to each Bank, the percentage set forth on Schedule 2.

         3. AMENDMENT TO Section 3.5 OF THE CREDIT AGREEMENT. Section 3.5 of the Credit Agreement is hereby amended by deleting the word "he" and substituting the word "The" in place thereof.

         4. AMENDMENT TO Section 7.4(C) OF THE CREDIT AGREEMENT. Section 7.4(c) of the Credit Agreement is hereby amended by deleting the text "Sections 8.1(h) and (n)" and substituting the text "Sections 8.1(h), (m) and (o)" in place thereof.

         5. AMENDMENT TO 7.4 OF THE CREDIT AGREEMENT. Section 7.4 of the Credit Agreement is hereby amended by deleting the text "provided, however, that such Bank shall, to the extent practicable and allowable under law, notify the Borrower within a reasonable period prior to the time any such disclosure is made; and provided further," where such text appears in the final paragraph of such Section 7.4 and substituting in lieu thereof the text "provided, however,".

         6.      AMENDMENT TO Section 16.4 OF THE CREDIT AGREEMENT.  Section
16.4 of the Credit Agreement is hereby amended by deleting the text "Section 14.3" and substituting the text "Section 16.3" in place thereof.

         7. AMENDMENT TO Section 20 OF THE CREDIT AGREEMENT. Section 20 of the Credit Agreement is hereby amended by inserting the word "each" after the text "consent of" and before the text "the Banks."

         8. AMENDMENT TO SCHEDULE 2 OF THE CREDIT AGREEMENT. Schedule 2 to Credit Agreement is hereby amended by deleting such schedule in its entirety and substituting the Schedule 2 attached hereto in place thereof.

         9. AMENDMENT TO EXHIBIT C OF THE CREDIT AGREEMENT. Exhibit C to the Credit Agreement is hereby amended by inserting the following text at the end thereof:

                 "Attached hereto are calculations relating to compliance with the convenants set forth in Sections 8.1(h), (m) and (o), 8.3(e) and 8.9."

         10. ASSIGNMENT. (a) Each of the Assignor Banks hereby sells and assigns to the Assignee Banks, and each of the Assignee Banks hereby purchases and assumes without recourse to the Assignor Banks, an interest in and to rights, benefits, indemnities and obligations under the Credit Agreement equal to such Assignee Bank's Commitment Percentage (set forth on Schedule 2 to the Credit Agreement) in respect of the Total Revolving Credit Commitment, the Letter of Credit Participations and the Term Loan, each as in effect immediately prior to the Effective Date (as hereinafter defined). Nothing contained in this Section 10(a) shall affect the rights of any Assignee Bank to proceed against any Assignor Bank for losses directly caused by such Assignor Bank's breach of the representations set forth in Section 10(b).

                 (b) Each of the Assignor Banks makes no representation or warranty, express or implied, and shall have no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any of the other Loan Documents or the execution (other than with respect to each its own execution thereof), legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto or the attachment, perfection or priority of any security interest or mortgage, other than that such Assignor Bank is the legal and beneficial owner of its interests being assigned hereunder free and clear of any claim or encumbrance and that such Assignor Bank has no knowledge or notice of a Default or an Event of Default.

                 (c) Each of the Assignee Banks (i) confirms that it has received a copy of the Credit Agreement and each of the other Loan Documents, together with copies of the most recent financial statements delivered pursuant to Sections 6.4 and 7.4 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Credit Agreement; and (ii) agrees that it has made its own credit decisions in entering into the Credit Agreement, and will continue to make its own credit decisions in taking or not taking action under the Credit Agreement, in each case independently and without reliance upon the Assignor Banks, the Agents, the Bank Agents or any other Bank.

                 (d) From and after the Effective Date, each of the Assignee Banks shall be a party to the Credit Agreement and have the rights and obligations of a Bank thereunder.

         11. REPRESENTATIONS AND WARRANTIES. The Borrower and the Guarantors jointly and severally represent and warrant as follows:

         (a) The execution, delivery and performance of this First Amendment, the Replacement Notes (as hereinafter defined) and the Credit Agreement, as modified by this First Amendment, and the transactions contemplated hereby and thereby (i) are within the corporate authority of the Borrower and each of the Guarantors, (ii) have been duly authorized by all necessary corporate proceedings on the part of the respective Borrower or Guarantor, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any Guarantor so as to materially adversely affect the assets, business or any activity of the Borrower and the Guarantors as a whole, and (iv) do not conflict with any provision of the corporate charter or bylaws of the Borrower or any Guarantor or any agreement or other instrument binding upon the Borrower or any Guarantor.

         (b) The execution, delivery and performance of this First Amendment, the Replacement Notes and the Credit Agreement, as modified by this First Amendment, will result in valid and legally binding obligations of the Borrower and the Guarantors party thereto enforceable against each in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         (c) The execution, delivery and performance by the Borrower and the Guarantors of this First Amendment, the Replacement Notes and the Credit Agreement, as modified by this First Amendment, and the consummation by the Borrower and the Guarantors of the transactions contemplated hereby and thereby do not require any approval or consent of, or filing with, any governmental agency or authority other than those already obtained and those required after the date hereof in connection with the Borrower's and the Guarantors' performance of their covenants contained in Sections 7, 8 and 9 of the Credit Agreement.

         (d) The representations and warranties contained in Section 6 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof.

         (e) No Default or Event of Default under the Credit Agreement has occurred and is continuing.

         12. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. Each of the Guarantors hereby confirms that its guaranty of the Guaranteed Obligations contained in Section 27 of the Credit Agreement remains in full force and effect. This First Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this First Amendment.

         13. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS) AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

         14. COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

         15. EFFECTIVENESS. This First Amendment shall become effective upon the satisfaction of each of the following conditions (the "Effective Date"):

         (a) This First Amendment shall have been executed and delivered by the respective parties hereto;

         (b) The Borrower shall have executed and delivered to each of the Banks (i) an Amended and Restated Revolving Credit Note in substantially the form of Exhibit A-1 to the Credit Agreement in an amount equal to such Bank's Revolving Credit Commitment (based on such Bank's Commitment Percentage set forth on Schedule 2 attached hereto) and (ii) an Amended and Restated Term Note in substantially the form of Exhibit A-2 to the Credit Agreement in an amount equal to such Bank's Commitment Percentage (as set forth on Schedule 2 attached hereto) of the Term Loan, each such Note to be in form and substance satisfactory to each Bank (collectively, the "Replacement Notes");

         (c) All corporate action necessary for the valid execution, delivery and performance by the Borrower of the Credit Agreement, as amended by this First Amendment, and the Replacement Notes shall have been taken, and evidence thereof satisfactory to the Banks shall have been provided to the Banks;

         (d) The Agent shall have received a certificate of the Secretary or Clerk of the Borrower stating that no amendments to the charter documents of the Borrower have been adopted since June 30, 1995 (other than as set forth in such certificate);

         (e) The Banks shall have received from Snell & Smith, P.C. an opinion addressed to the Banks dated the Effective Date, in form and substance satisfactory to the Banks, regarding this First Amendment and the Replacement Notes.

         IN WITNESS WHEREOF, each of the undersigned have duly executed this First Amendment under seal as of the date first set forth above.

                                  THE BORROWER:
                                  USA WASTE SERVICES, INC.

                                  By: /s/ EARL E. DEFRATES
                                      ---------------------------------------
                                      Earl E. DeFrates, Executive Vice
                                        President and Chief Financial
                                        Officer

                                  THE GUARANTORS:

                                  BEST PAK DISPOSAL, INC.
                                  BIG DIPPER ENTERPRISES, INC.
                                  BREM-AIR DISPOSAL, INC.
                                  CENTRAL ILLINOIS DISPOSAL,
                                      INC.
                                  COUNTRYSIDE LANDFILL, INC.
                                  CRYSTAL LAKE DISPOSAL, INC.
                                  CUSTOM DISPOSAL SERVICES,
                                      INC.
                                  EARTHMOVERS, INC.
                                  ELLIS-SCOTT, INC.
                                  ENVIROFIL, INC.
                                  ENVIROFIL OF ILLINOIS, INC.
                                      (FORMERLY LEROY BROWN & SONS,
                                      INC.)
                                  ENVIROFIL SERVICES, INC.
                                  ENVIRONMENTAL WASTE OF
                                      SKAGIT COUNTY, INC.


                                  By: /s/ EARL E. DEFRATES
                                      ---------------------------------------
                                      Earl E. DeFrates, Executive Vice
                                        President and Chief Financial
                                        Officer of each of the Companies
                                        listed above

                                    EVH CO.
                                    EWA, INC. (FORMERLY MARCH
                                        ACQUISITION CORPORATION)
                                    FORCEES, INC.
                                    JUAN DE FUCA CORRUGATED,     LTD.
                                    KITSAP COUNTY SANITARY
                                        LANDFILL, INC.
                                    LAKELAND PROPERTIES, INC.
                                    LIBERTY LANDFILL, INC.
                                    MEADOWBROOK CARTING CO.,
                                        INC.
                                    MID-JERSEY DISPOSAL CO., INC.
                                    MID-VALLEY ACQUISITION
                                        CORPORATION
                                    MISSION DISPOSAL, INC.
                                    NORTH SOUND SANITATION, INC.
                                    QUALITY RECYCLING CO., INC.
                                    SACRAMENTO VALLEY
                                        ENVIRONMENTAL WASTE
                                        COMPANY
                                    SOIL REMEDIATION OF
                                        PHILADELPHIA, INC.
                                    SOUTH SOUND SANITATION, INC.
                                    STANWOOD CAMANO DISPOSAL,
                                        INC.
                                    STOCKTON SCAVENGERS
                                        ASSOCIATION
                                    USA WASTE HAULING OF
                                        PHILADELPIA, INC.
                                    USA WASTE OF OKLAHOMA, INC.
                                        (FORMERLY UNITED SANITATION
                                        ASSOCIATES WASTE MANAGEMENT,
                                        INC.)
                                    USA WASTE OF ARIZONA, INC.
                                    USA WASTE OF ILLINOIS, INC.
                                    USA WASTE OF INDIANA, INC.



                                    By: /s/ EARL E. DEFRATES
                                        ---------------------------------------
                                        Earl E. DeFrates, Executive Vice
                                          President and Chief Financial
                                          Officer of each of the Companies
                                          listed above

                               USA WASTE OF TEXAS, INC.
                                   (FORMERLY USA WASTE SERVICES,
                                   INC. OF TEXAS)
                               U.S.A. WASTE OF FAIRLESS
                                   HILLS, INC.
                               CLEANSOILS FAIRLESS HILLS,
                                   INC.
                               WEST VIRGINIA WASTE
                                   SERVICES, INC.
                               WPP, INC.
                               WASTE RECOVERY
                                   CORPORATION
                               CHAMBERS ACQUISITION CORP.
                               CHAMBERS DEVELOPMENT
                                   COMPANY, INC.
                               CHAMBERS CLEARVIEW
                               ENVIRONMENTAL LANDFILL,
                                   INC.
                               CHAMBERS DEVELOPMENT OF
                                   OHIO, INC.
                               CHAMBERS DEVELOPMENT OF
                                   VIRGINIA, INC.
                               CHAMBERS ENTERPRISES, INC.
                               CHAMBERS INTERNATIONAL,
                                   INC.
                               CHAMBERS LAUREL HIGHLANDS
                                   LANDFILL, INC.
                               CHAMBERS MAPLEWOOD
                                   LANDFILL, INC.
                               CHAMBERS MEDICAL
                                   TECHNOLOGIES, INC.
                                   (INCORPORATED 2/12/85)
                               CHAMBERS MEDICAL
                                   TECHNOLOGIES, INC.
                                   (INCORPORATED 4/26/91)


                               By: /s/ EARL E. DEFRATES
                                   ---------------------------------------
                                   Earl E. DeFrates, Executive Vice
                                     President and Chief Financial
                                     Officer of each of the Companies
                                     listed above

                               CHAMBERS MEDICAL
                                   TECHNOLOGIES OF SOUTH
                                   CAROLINA, INC.
                               CHAMBERS NEW JERSEY LAND,
                                   INC.
                               CHAMBERS OAKRIDGE USA
                                   LANDFILL, INC.
                               CHAMBERS ORANGE COUNTY
                                   LANDFILL, INC.
                               CHAMBERS RESOURCES, INC.
                               CHAMBERS RICHLAND COUNTY
                                   LANDFILL, INC.
                               CHAMBERS SERVICES, INC.
                               CHAMBERS SMYRNA LANDFILL,
                                   INC.
                               CHAMBERS WASTE SYSTEMS OF
                                   CALIFORNIA, INC.
                               CHAMBERS WASTE SYSTEMS OF
                                   FLORIDA, INC.
                               CHAMBERS WASTE SYSTEMS OF
                                   MISSISSIPPI, INC.
                               CHAMBERS WASTE SYSTEMS OF
                                   NEW YORK, INC.
                               CHAMBERS WASTE SYSTEMS OF
                                   NORTH CAROLINA, INC.
                               CHAMBERS WASTE SYSTEMS OF
                                   OHIO, INC.
                               CHAMBERS WASTE SYSTEMS OF
                                   NEW JERSEY, INC.
                               CHAMBERS WASTE SYSTEMS OF
                                   RHODE ISLAND, INC.
                               CHAMBERS WASTE SYSTEMS OF
                                   SOUTH CAROLINA, INC.
                               CHAMBERS WASTE SYSTEMS OF
                                   TEXAS, INC.



                               By: /s/ EARL E. DEFRATES
                                   ---------------------------------------
                                   Earl E. DeFrates, Executive Vice
                                     President and Chief Financial
                                     Officer of each of the Companies
                                     listed above

                                  CHAMBERS WASTE SYSTEMS OF
                                      VIRGINIA, INC.
                                  CHAMBERS OF DELAWARE, INC.
                                  CHAMBERS OF GEORGIA, INC.
                                  CHAMBERS OF ILLINOIS, INC.
                                  CHAMBERS OF INDIANA, INC.
                                  CHAMBERS OF NEW JERSEY,
                                      INC.
                                  CHAMBERS OF NEW JERSEY
                                      RECYCLING, INC.
                                  CHAMBERS OF MARYLAND, INC.
                                  CHAMBERS OF
                                      MASSACHUSETTS, INC.
                                  CHAMBERS OF MISSISSIPPI, INC.
                                  CHAMBERS OF PENNSYLVANIA,
                                      INC.
                                  CHAMBERS OF TENNESSEE, INC.
                                  CHAMBERS OF WEST VIRGINIA,
                                      INC.
                                  DAUPHIN MEADOWS, INC.
                                  THE H. SIENKNECHT CO.
                                  LCS SERVICES, INC.
                                  WILLIAM H. MARTIN, INC.
                                  MORRIS COUNTY TRANSFER
                                      STATION, INC.
                                  RAIL-IT CORPORATION
                                  REMOTE LANDFILL SERVICES,
                                      INC.
                                  CDC SERVICES, INC.
                                  SOUTHERN ALLEGHENIES
                                      DISPOSAL SERVICES, INC.
                                  U.S. SERVICES CORPORATION
                                  U.S. UTILITIES SERVICES CORP.
                                  CHAMBERS R & B LANDFILL,
                                      INC.



                                  By: /s/ EARL E. DEFRATES
                                      ---------------------------------------
                                      Earl E. DeFrates, Executive Vice
                                        President and Chief Financial
                                        Officer of each of the Companies
                                        listed above

                                        By: Rail-It Corporation, Its General
                                            Partner



                                        By:/s/ [ILLEGIBLE]
                                           -------------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                        THE BANKS AND AGENTS:

                                        THE FIRST NATIONAL BANK OF BOSTON,
                                        Individually and as Documentation
                                        Agent and Issuing Bank and as Agent



                                        By: /s/ CHARLES C. WOODARD
                                           -------------------------------------
                                        Title: Charles C. Woodard, Managing
                                               Director
                                               ---------------------------------


                                        BANK OF AMERICA, ILLINOIS, Individually
                                        and as Agent



                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                        Title:  Vice President
                                               ---------------------------------


                                        MORGAN GUARANTY TRUST COMPANY OF NEW
                                        YORK, Individually and as the
                                        Administrative Agent




                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                        Title:  Vice President
                                               ---------------------------------

                                        J.P. MORGAN SECURITIES INC., as Agent




                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                        Title:  Vice President
                                               ---------------------------------


                                        BANK OF AMERICA ILLINOIS


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                        Title:  Vice President
                                               ---------------------------------


                                        THE BANK OF NOVA SCOTIA


                                        By: /s/ W.J. BROWN
                                           -------------------------------------
                                        Title:  W.J. Brown, Vice President
                                               ---------------------------------


                                        BANK ONE, TEXAS N.A.


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                        Title:  Vice President
                                               ---------------------------------


                                        BANQUE PARIBAS, HOUSTON
                                          AGENCY

                                        By: /s/ CHERYL JOHNSON
                                           -------------------------------------
                                        Title:  CHERYL JOHNSON, ASST. VICE
                                                PRESIDENT
                                               ---------------------------------

                                        By:/s/ SCOTT CLINGAN
                                           -------------------------------------
                                        Title: SCOTT CLINGAN, VICE PRESIDENT
                                               ---------------------------------


                                        BHF-BANK AG


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                        Title:  Vice President
                                               ---------------------------------


                                        CIBC INC.


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                        Title:  Vice President
                                               ---------------------------------

                                        COMERICA BANK

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                        Title:  Vice President
                                              ----------------------------------


                                        COOPERATIEVE CENTRALE
                                          RAIFFEISEN-BOERENLEENBANK,
                                          B.A., "RABOBANK NEDERLAND",
                                          NEW YORK BRANCH

                                        By: /s/ W. JEFFREY VOLLACK
                                           -------------------------------------
                                        Title: W. Jeffrey Vollack, Vice
                                               President, Manager
                                               ---------------------------------

                                        By: /s/ DANA W. HEMENWAY
                                           -------------------------------------
                                        Title: DANA W. HEMENWAY, Vice President
                                               ---------------------------------


                                        CREDIT LYONNAIS NEW YORK
                                          BRANCH

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                        Title:  Vice President
                                               ---------------------------------


                                        DEUTSCHE BANK AG, NEW YORK
                                          AND/OR CAYMAN ISLANDS
                                          BRANCHES

                                        By: /s/ JEAN M. HANNIGAN
                                           -------------------------------------
                                        Title: Jean M. Hannigan, Assistant Vice
                                               President
                                               ---------------------------------


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                        Title:  Vice President
                                               ---------------------------------

                                        FIRST INTERSTATE BANK OF TEXAS,
                                          N.A.

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                        Title:  Vice President
                                               ---------------------------------

                                         FLEET BANK OF MASSACHUSETTS,
                                           N.A.

                                         By: /s/ THOMAS J. BULLARD
                                            ------------------------------------
                                         Title:  Vice President
                                               ---------------------------------


                                         THE FUJI BANK, LIMITED, HOUSTON
                                           AGENCY

                                         By: /s/ PHILIP C. LAUINGER III
                                            ------------------------------------
                                         Title: Vice President & Joint Manager
                                                --------------------------------


                                         HIBERNIA NATIONAL BANK

                                         By: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                         Title:  Vice President
                                                --------------------------------


                                         THE LONG-TERM CREDIT BANK OF
                                           JAPAN, LTD.

                                         By: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                         Title:  Joint General Manager
                                                --------------------------------



                                         NATWEST BANK N.A.

                                         By: /s/ KATHLEEN WEISS
                                            ------------------------------------
                                         Title:  Vice President
                                                --------------------------------

                                         THE NIPPON CREDIT BANK, LTD.

                                         By: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                         Title:  Senior Manager
                                               ---------------------------------


                                         THE SANWA BANK, LIMITED, DALLAS AGENCY

                                         By: /s/ MATTHEW G. PATRICK
                                            ------------------------------------
                                         Title:  Vice President
                                                --------------------------------


                                         THE SUMITOMO BANK, LTD. -
                                           HOUSTON AGENCY

                                         By: /s/ TOSHIRO KUBOTA
                                            ------------------------------------
                                         Title: Joint General Manager
                                                --------------------------------


                                         SOCIETY NATIONAL BANK

                                         By: /s/ JANICE M. COOK
                                            ------------------------------------
                                         Title:  Vice President
                                                --------------------------------


                                         UNION BANK

                                         By: /s/ JULIE B. BLOOMFIELD
                                            ------------------------------------
                                         Title:  Vice President
                                                --------------------------------


                                         WELLS FARGO BANK, N.A.

                                         By: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                         Title:  Seniro Vice President
                                                --------------------------------


                                         VAN KAMPEN MERRITT PRIME RATE INCOME
                                         TRUST

                                         By: /s/ JEFFREY W. MAILLET
                                            ------------------------------------
                                         Title: Sr. Vice Pres. - Portfolio Mgr.
                                                --------------------------------

                                        CREDIT LYONNAIS CAYMAN ISLAND
                                          BRANCH

                                        By: /s/ RAY WHITE
                                           ------------------------------------
                                        Title: Authorized Signature
                                               --------------------------------

                                 SCHEDULE 2

                        BANKS; COMMITMENT PERCENTAGE;
                         EURODOLLAR LENDING OFFICES

BANK OF AMERICA ILLINOIS

Commitment Percentage: 9.090909090900%

Eurodollar Lending Office:
231 LaSalle Street
Chicago, Illinois 60697
Attention: Noreen Wright
Telephone: 312-828-8162
Telecopier: 312-828-1974

THE FIRST NATIONAL BANK OF BOSTON

Commitment Percentage: 9.090909090900%

Eurodollar Lending Office:
Environmental Services Division
100 Federal Street, 01-08-05
Boston, MA 02110
Attn: Connie Keyes
Telephone: 617-434-3571
Telecopier: 617-434-2160

MORGAN GUARANTY TRUST COMPANY OF NEW YORK, NY

Commitment Percentage: 9.090909090900%

Eurodollar Lending Office:
c/o J.P. Morgan Services Inc.
500 Stanton Christiana Road
Newark, DE 19713-2107
Attn: MOF Unit
Telephone: 302-634-1800
Telecopier: 302-634-1094

BHF - BANK AG

Commitment Percentage: 5.454545454500%

Eurodollar Lending Office:
Grand Cayman Branch c/o New York Branch
590 Madison Avenue
New York, NY 10022
Attn: Sharon Fang
Telephone: 212-756-5503
Telecopier: 212-756-5536

NATWEST BANK N.A.

Commitment Percentage: 5.454545454500%

Eurodollar Lending Office:
175 Water Street - 27th Floor
New York, NY 10038
Attn: Delores Jones
Telephone: 212-602-2578
Telecopier: 212-602-2590

CREDIT LYONNAIS CAYMAN ISLAND BRANCH AND
CREDIT LYONNAIS NEW YORK BRANCH

Commitment Percentage: 5.454545454500%

Eurodollar Lending Office:
Credit Lyonnais Cayman Island Branch c/o Credit Lyonnais Dallas
500 North Akard Sutie 3210
Dallas, TX
Attn: Judy Gordon
Telephone: 212-954-3500
Telecopier: 212-954-3312

DEUTSCHE BANK AG

Commitment Percentage: 5.454545454500%

Eurodollar Lending Office:
Cayman Islands Branch
31 West 52nd Street
New York, NY 10019
Attn: CFS John Quinn
Telephone: 212-474-8229
Telecopier: 212-474-7880

UNION BANK

Commitment Percentage: 4.181818181800%

Eurodollar Lending Office:
Energy Capital Services
445 S. Figueroa Street
15th Floor
Los Angeles, CA 90071
Attn: Yolande Hollis
Telephone: 213-236-5130
Telecopier: 213-236-4096

CANADIAN IMPERIAL BANK OF COMMERCE

Commitment Percentage: 4.181818181800%

Eurodollar Lending Office:
Two Paces West
Suite 1200
2727 Paces Ferry Road
Atlanta, GA 30339
Attn: Suzanne Miles
Telephone: 404-319-4822
Telecopier: 404-319-4950

FLEET BANK OF MASSACHUSETTS, N.A.

Commitment Percentage: 4.181818181800%

Eurodollar Lending Office:
75 State Street
Boston, MA 02109
Attn: Deborah Milue
Telephone: 617-346-1639
Telecopier: 617-346-1679

COMERICA BANK

Commitment Percentage: 4.181818181800%

Eurodollar Lending Office:
9th Floor MC3281 500 Woodward Ave
Detroit, MI 48226
Attn: Tina Azar
Telephone: 313-222-6274
Telecopier: 313-222-3330

VAN KAMPEN MERRITT PRIME RATE INCOME TRUST

Commitment Percentage: 4.181818181800%

Eurodollar Lending Office:
Van Kampen American Capital
One Parkview Plaza
Oakbrook Terrance, IL 60181
Attn: Brian Murphy
Telephone: 708-684-6479
Telecopier: 708-684-6740

THE NIPPON CREDIT BANK, LTD.

Commitment Percentage: 2.727272727200%

Eurodollar Lending Office:
245 Park Avenue - 30th Floor
New York, NY 10167
Attn: Peter Fiorillo
Telephone: 212-984-1263
Telecopier: 212-697-8034

FIRST INTERSTATE BANK OF TEXAS, N.A.

Commitment Percentage: 2.727272727200%

Eurodollar Lending Office:
1445 Ross Avenue
Suite 300
Dallas, TX 75201
Attn: Nancy Harwell
Telephone: 214-740-1569
Telecopier: 214-740-1519

COOPERATIEVE CENTRALE RAIFFEISEN - BOERENLEENBANK B.A., "RABOBANK
NEDERLAND", NEW YORK BRANCH

Commitment Percentage: 2.727272727200%

Eurodollar Lending Office:
245 Park Avenue
New York, NY 10167-0062
Attn: Brenda Lyew
Telephone: 212-916-7928
Telecopier: 212-916-7930

THE BANK OF NOVA SCOTIA

Commitment Percentage: 2.727272727200%

Eurodollar Lending Office:
Atlanta Agency
600 Peachtree Street, N.E.
Suite 2700
Atlanta, GA 30308
Attn: Phyllis Walker
Telephone: 404-877-1552
Telecopier: 404-888-8998

BANK ONE, TEXAS - N.A.

Commitment Percentage: 2.727272727200%

Eurodollar Lending Office:
Corporate Banking
910 Travis
7th Floor
Houston, TX  77002-58602
Attn: Michelle Wondrak
Telephone: 713-751-3605
Telecopier: 713-751-6199

BANQUE PARIBAS, HOUSTON AGENCY

Commitment Percentage: 2.727272727200%

Eurodollar Lending Office:
1200 Smith
Suite 3100
Houston, TX 77002
Attn: Leah Evans-Hughs
Telephone: 713-659-4811
Telecopier: 713-659-3832

THE FUJI BANK, LTD

Commitment Percentage: 2.727272727200%

Eurodollar Lending Office:
Houston Agency 1 Houston Center
1221 McKinney Street Suite 4100
Houston, TX  77010
Attn: Jenny Lin
Telephone: 713-650-7821
Telecopier: 713-759-0048

SOCIETY NATIONAL BANK

Commitment Percentage: 1.818181818100%

Eurodollar Lending Office:
127 Public Square
Cleveland, OH 44114-1306
Attn: Kathy Kuenig
Telephone: 216-689-4228
Telecopier: 216-689-4981

THE LONG-TERM CREDIT BANK OF JAPAN, LTD.

Commitment Percentage: 1.818181818100%

Eurodollar Lending Office:
New York Branch Finance Division
165 Broadway
New York, NY 10006
Attn: Mr. R. Pacifici
Telephone: 212-335-4801
Telecopier: 212-608-3452

THE SUMITOMO BANK, LTD.

Commitment Percentage: 1.818181818100%

Eurodollar Lending Office:
Houston Agency
NationsBank Center Suite 1750
700 Louisiana Street
Houston, TX 77002
Attn: Mr. Hiroshi Abe
Telephone: 713-238-8240
Telecopier: 713-759-0020

THE SANWA BANK LIMITED, DALLAS AGENCY

Commitment Percentage: 1.818181818100%

Eurodollar Lending Office:
901 Main Street
Suite 2830
Dallas, TX 75202
Attn; Greg Crowe
Telephone: 214-744-5555
Telecopier: 214-741-6535

HIBERNIA NATIONAL BANK

Commitment Percentage: 1.818181818100%

Eurodollar Lending Office:
313 Carondelet Street
New Orleans, LA 70130
Attn: Virginia Bell
Telephone: 504-533-2905
Telecopier: 504-533-5344

WELLS FARGO BANK, N.A.

Commitment Percentage: 1.818181818100%

Eurodollar Lending Office:
420 Montgomery
9th Floor
San Francisco, CA 94104
Dallas, TX 75201
Telephone: 415-396-3807
Telecopier: 415-989-4319